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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

April 21, 2001

To Our Shareholders:

We are pleased to submit to you our report for the quarter ended March 31, 2001. The net asset value per share at that date was $12.79. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

    For the quarter ended March 31, 2001, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of 5.6%. This performance compared to the Fund's benchmark, the NAREIT Equity REIT Index* return of 0.4%.

    REITs continued their run of extraordinary out-performance -- again beating the stock market by record setting amounts as the S&P 500 Index declined by 11.9% in the quarter and NASDAQ plunged 25.5%. The hallmarks of REITs -- stable earnings and above average current income helped them maintain their value.

    Enhancing the returns of the portfolio during the quarter were its investments in the Health Care and Retail sectors. Our ongoing investment in health care REITs that own nursing homes benefited from a number of events in the first quarter. First is the growing realization that nursing home fundamentals have bottomed out and that reimbursement rates and occupancy levels are on the rise. Second, the Health Care sector is one of the highest dividend yielding and thus benefited from investors' search for yield. We believe the sector should continue to perform well this year, as there are very attractive acquisition opportunities for REITs in the senior housing market. Retail REITs performed well in the first quarter, particularly the regional mall REITs. The group benefited from its high dividend yield, good supply/demand fundamentals and diverse tenant base.

    One significant trend emerging in the first quarter was the out-performance of higher yielding REITs over lower yielding REITs. This is counter to the trend of the last three years of the 'Realty Majors' companies outperforming. The portfolio's dramatic out-performance in the first quarter is evidence of this. The rapidly weakening economy caused investors to question earnings growth assumptions and to put more emphasis on current income. In light of the Federal Reserve's ongoing program of interest rate reductions, we believe that higher yielding REITs can continue to generate attractive returns.

    The rising level of concern over the weakening economy blanketed the broader stock market but also impacted some segments of the REIT industry. The meltdown of NASDAQ and the Internet sector was felt most heavily in Northern California, Seattle and Northern Virginia. REITs with heavy property concentrations in these regions saw their stock prices decline in the first quarter. Concern arose about demand dropping off enough to create increases in vacancy levels. While the level of construction activity remains muted in these regions, the amount of sublet office space has increased measurably. The Fund continues to have minimal exposure to REITs with a sizable presence in these markets.

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                                       1

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

    REIT fundamental performance continues to remain positive. Reported earnings growth in the fourth quarter of 2000 came in at about 9%, and expected earnings growth in the first quarter of 2001 and the remainder of the year remains in the 8-9% range. Meanwhile, 2001 earnings growth expectations for the S&P 500 have now become earnings decline expectations, with the magnitude of this decline seemingly growing greater with every announced disappointment. To the surprise of many, despite the recent superior performance and future prospects for REITs, real estate mutual funds continue to experience net outflows. Capital raising by REITs in the quarter took an interesting turn: common equity offerings totaled only about $350 million, but unsecured debt and preferred stock issuance together were about $4.4 billion, the most in two years and a clear indication of the companies' desire to take advantage of lower interest rates. Importantly, most of the debt capital was issued at fixed rates and was used to retire either maturing or floating rate debt.

INVESTMENT OUTLOOK

    At this juncture, three out of our four year-end expectations are shaping up nicely: REITs are enjoying strong absolute and relative earnings growth; the valuation gap between REITs and the stock market in general has narrowed significantly and; REITs are enjoying a growing menu of investment opportunities as their cost of capital has declined and the initial returns on new investments has risen. So far this year, in addition to a handful of outright purchases, a number of REITs have taken advantage of some very substantial joint venture opportunities with financial partners. Our fourth expectation, that the REIT industry will begin to expand once again, may not happen until the second half of the year or thereafter. We believe that REITs will have to demonstrate their earnings, operating and stock price resilience in this economic slowdown in order for investor confidence to be fully restored. Again this may not be possible until economic growth begins to accelerate once again.

    We also expect the economy's decline to bottom in the second half of the year, with a consensus growing about an improved economic environment in 2002. The Federal Reserve's ongoing reductions in interest rates, the probability of a tax cut, coupled with a decline in inventory levels should position the country for acceleration in economic growth in 2002. The anemic growth during 2001 will allow for easy comparisons. Consistent with these expectations would be shifting the portfolio to more economically sensitive property sectors in the second half of this year.

    We made some important new investments during the quarter. We added Archstone Communities, a national apartment company. This investment opportunity arose as a result of price weakness, which permitted us to purchase it at a historically high dividend yield. We also added Chelsea Property Group and LaSalle Hotels to the portfolio. Chelsea is in the much-maligned Factory Outlet sector. The company is the leader and is currently taking advantage of the 'buyer's market' in the industry. Additionally, their recent developments in Japan have generated returns that are materially higher than their United States properties. LaSalle Hotels represents an opportunity to invest in a well-diversified portfolio of hotels at a material discount to net asset value per share.

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                                       2

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

    We are pleased to be off to such a good start in a year in which profits have so far eluded so many investors. We believe that investment performance in 2001 will continue to be driven by high current income and capital appreciation based on moderate earnings growth. As a result, while the overall slow growth environment may persist for some time, we believe our portfolio will generate competitive total returns.

Sincerely,

             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
             President                   Chairman

                           STEVEN R. BROWN
                           STEVEN R. BROWN
                           Portfolio Manager

-------------------------------------------------------------------
    Cohen & Steers is online at www.cohenandsteers.com. Visit
    our website for daily NAVs, portfolio information,
    performance information, recent news articles, literature
    and insights on the REIT market.
-------------------------------------------------------------------


* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

--------------------------------------------------------------------
    Shareholders of record on March 27, 2001 are being asked to vote on a merger of Cohen & Steers Realty Income Fund, Inc.
    into Cohen & Steers Total Return Realty Fund, Inc. If you were a shareholder on that date, you should have received proxy materials relating to this proposal.

    It is important that you complete, sign and return your proxy card(s) as soon as possible. This will ensure that your shares will be represented at the Meeting to be held on May 15, 2001. Your vote is important.

    In order to save the Fund any additional expense of further solicitation, please mail your proxy card(s) promptly. Thank you.
--------------------------------------------------------------------


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                                       3

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2001 (UNAUDITED)

                                                                   NUMBER
                                                                  OF SHARES      VALUE
                                                                  ---------   -----------
EQUITIES                                                98.35%
  COMMON STOCK                                          84.03%
    APARTMENTS                                          12.66%
         Apartment Investment & Management Co. -- Class A......      54,700   $ 2,431,415
         Archstone Communities Trust...........................      37,900       932,340
         Camden Property Trust.................................      44,900     1,492,925
         Gables Residential Trust..............................      59,900     1,737,699
         Home Properties of New York...........................      31,400       894,900
         Summit Properties.....................................      78,000     1,911,000
         United Dominion Realty Trust..........................     203,100     2,579,370
                                                                              -----------
                                                                               11,979,649
                                                                              -----------
    DIVERSIFIED                                          1.82%
         Colonial Properties Trust.............................      64,100     1,721,085
                                                                              -----------
    HEALTH CARE                                         13.04%
         Health Care Property Investors........................     117,900     3,999,168
         Healthcare Realty Trust...............................     154,300     3,718,630
         Nationwide Health Properties..........................     162,500     2,712,125
         Ventas................................................     225,000     1,912,500
                                                                              -----------
                                                                               12,342,423
                                                                              -----------
    HOTEL                                                9.40%
         FelCor Lodging Trust..................................      91,500     2,099,925
         Host Marriott Corp....................................     181,900     2,124,592
         Innkeepers USA........................................      10,200       114,240
         LaSalle Hotel Properties..............................      92,700     1,500,813
         MeriStar Hospitality Corp.............................     152,600     3,052,000
                                                                              -----------
                                                                                8,891,570
                                                                              -----------
    INDUSTRIAL                                           2.88%
         First Industrial Realty Trust.........................      86,000     2,721,040
                                                                              -----------
    MANUFACTURED HOME                                    1.03%
         Chateau Communities...................................      32,300       977,075
                                                                              -----------
    OFFICE                                              17.96%
         Arden Realty Group....................................     131,400     3,101,040
         Brandywine Realty Trust...............................     200,700     3,993,930
         Crescent Real Estate Equities Co......................     128,900     2,926,030
         Highwoods Properties..................................     136,800     3,372,120
         Mack-Cali Realty Corp.................................     133,400     3,601,800
                                                                              -----------
                                                                               16,994,920
                                                                              -----------

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                                       4

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                                   NUMBER
                                                                  OF SHARES      VALUE
                                                                  ---------   -----------
    OFFICE/INDUSTRIAL                                    8.79%
         Kilroy Realty Corp....................................      29,100   $   780,171
         Liberty Property Trust................................     139,400     3,936,656
         Prentiss Properties Trust.............................      43,900     1,082,135
         Prime Group Realty Trust..............................      32,200       449,512
         Reckson Associates Realty Corp. -- Class B............      87,900     2,070,045
                                                                              -----------
                                                                                8,318,519
                                                                              -----------
  SELF STORAGE                                           0.36%
         Storage USA...........................................      10,400       338,832
                                                                              -----------
  SHOPPING CENTER                                       16.09%
    COMMUNITY CENTER                                     5.30%
         Kimco Realty Corp.....................................      32,900     1,414,700
         Pan Pacific Retail Properties.........................      79,300     1,756,495
         Weingarten Realty Investors...........................      43,600     1,844,280
                                                                              -----------
                                                                                5,015,475
                                                                              -----------
    OUTLET CENTER                                        1.34%
         Chelsea Property Group................................      30,100     1,270,220
                                                                              -----------
    REGIONAL MALL                                        9.45%
         CBL & Associates Properties...........................      95,800     2,548,280
         JP Realty.............................................     115,000     2,234,450
         Macerich Co...........................................      30,100       660,695
         Simon Property Group..................................     100,100     2,562,560
         Taubman Centers.......................................      77,800       937,490
                                                                              -----------
                                                                                8,943,475
                                                                              -----------
         TOTAL SHOPPING CENTER.................................                15,229,170
                                                                              -----------
             TOTAL COMMON STOCK (Identified
                cost -- $74,049,149)...........................                79,514,283
                                                                              -----------

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                                       5

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                                   NUMBER
                                                                  OF SHARES      VALUE
                                                                  ---------   -----------
    PREFERRED STOCK                                     14.32%
         Apartment Investment & Management Co., 9.00%, Series
           C...................................................       8,000   $   183,200
         Apartment Investment & Management Co., 8.75%, Series
           D...................................................      10,000       220,000
         Apartment Investment & Management Co., 9.375%, Series
           G...................................................     130,100     3,044,340
         Apartment Investment & Management Co., 10.10%, Series
           Q...................................................      25,000       616,000
         Camden Property Trust, $2.25, Series A
           (Convertible).......................................      90,100     2,333,590
         CarrAmerica Realty Corp., 8.57%, Series B.............      41,000       959,400
         Colonial Properties Trust, 8.75%, Series A............      69,500     1,622,825
         Crown American Realty Trust, 11.00%, Series A.........      44,300     1,966,920
         Liberty Properties Trust, 8.80%, Series A.............       5,000       120,200
         #SPG Properties, 7.89%, Series C......................       6,500       250,250
         Taubman Centers, 8.30%, Series A......................     111,200     2,227,336
                                                                              -----------
             TOTAL PREFERRED STOCK (Identified
                cost -- $13,004,083)...........................                13,544,061
                                                                              -----------
             TOTAL EQUITIES (Identified cost -- $87,053,232)...                93,058,344
                                                                              -----------
                                                                  PRINCIPAL
                                                                   AMOUNT
                                                                   ------
     COMMERCIAL PAPER                                     2.15%
         Union Bank of Switzerland Finance, 5.30%, due 4/02/01
           (Identified cost -- $2,038,700).....................   2,039,000     2,039,000
                                                                              -----------
  TOTAL INVESTMENTS (Identified cost -- $89,091,932) ...100.50%                95,097,344
  OTHER ASSETS LESS LIABILITIES ........................ (0.50)%                 (474,815)
                                                        ------                -----------
  NET ASSETS (Equivalent to $12.79 per share based on
    7,399,100 shares of capital stock outstanding) .....100.00%               $94,622,529
                                                        ------                -----------
                                                        ------                -----------

-------------------
# Security trades infrequently. The Fund prices this security by using a procedure approved by the Fund's Board of Directors.

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                                       6

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 2001 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                               -------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/00................                $91,404,861            $12.35
    Net investment income....................  $ 1,529,969                 $ 0.21
    Net realized and unrealized gain on
       investments...........................    3,463,378                   0.47
    Distributions from net investment........   (1,775,679)                 (0.24)
                                               -----------                 ------
Net increase in net asset value..............                  3,217,668              0.44
                                                             -----------            ------
End of period: 3/31/2001.....................                $94,622,529            $12.79
                                                             -----------            ------
                                                             -----------            ------

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                         AVERAGE ANNUAL TOTAL RETURNS*
                         (PERIODS ENDED MARCH 31, 2001)

                                                           SINCE INCEPTION
                                     ONE YEAR  FIVE YEARS     (9/27/93)
                                     --------  ----------  ---------------
                                      32.18%     10.96%         9.19%

-------------------
* Based on net asset value.

KEY INFORMATION

For general information and weekly net asset value call: (800) 437-9912

New York Stock Exchange Symbol: RFI


--------------------------------------------------------------------------
                         REINVESTMENT PLAN
    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
--------------------------------------------------------------------------


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                                       7

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

-------------------------------------------------------------------
                           PRIVACY POLICY
    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information.
    The following is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The Fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The Fund does not disclose any personal information about
    its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the Fund's transfer agent, that assist the Fund in carrying out its daily business
    operations. These organizations will use this information
    only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the Fund restricts access to personal information about its shareholders to employees of the
    Adviser who have a legitimate business need for the
    information.
-------------------------------------------------------------------


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                                       8

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

            [EQUITY INCOME FUND LOGO]                             [REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

            FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

           [SPECIAL EQUITY FUND LOGO]                        [INSTITUTIONAL REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT www.cohenandsteers.com

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       9

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND ADMINISTRATOR AND CUSTODIAN
 Director                              State Street Corp.
                                       225 Franklin Street
 George Grossman                       Boston, MA 02110
 Director
                                       TRANSFER AGENT
 Willard H. Smith, Jr.                 State Street Bank and Trust Co.
 Director                              P.O. Box 8200
                                       Boston, MA 02266
 Adam Derechin                         (800) 426-5523
 Vice President and Assistant
 Treasurer                             LEGAL COUNSEL
                                       Simpson Thacher & Bartlett
 Lawrence B. Stoller                   425 Lexington Avenue
 Assistant Secretary                   New York, NY 10017

                                       New York Stock Exchange Symbol: RFI
                                       Website: www.cohenandsteers.com

                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or
                                       sale of Fund shares. Past performance
                                       is of course no guarantee of future
                                       results and your investment may be worth more or less at the time you sell.





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                                       10

 [COHEN & STEERS LOGO]
TOTAL RETURN REALTY FUND

-----------------------

    QUARTERLY REPORT
     MARCH 31, 2001



COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017